Essential Expertise for Water, Energy and Air March 17, 2009 Erik Fyrwald Chairman & CEO SM EXHIBIT 99.1

Forward-Looking Statements and Regulation G
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. These forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information.  When used in this presentation, the words “estimates,” “expects,” “anticipates,”
“projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions.
Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.
There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Important factors that could cause our actual results to differ materially from the forward-looking statements we make in this presentation.  Such risks, uncertainties and other important factors include, among others: our leverage; limitations on flexibility in operating our business contained in our debt agreements; increases in interest rates as a result of our variable rate indebtedness; pricing pressure from our customers; technological change and innovation; risks associated with our non-U.S. operations; fluctuations in currency exchange rates; high competition in the markets in which we operate; adverse changes to environmental, health and safety regulations;
operating hazards in our production facilities; inability to achieve expected cost savings; difficulties in securing or changes in the pricing of the raw materials we use; our significant pension benefit obligations and the current underfunding of our pension plans; our ability to realize the full value of our intangible assets; our ability to attract and retain skilled employees, particularly research scientists, technical sales professionals and engineers; and our ability to protect our intellectual property rights.  There may be other factors that may cause our actual results to differ materially from the forward-looking statements.
All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. We undertake no obligation to update or revise forward-
looking statements which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.
Non-GAAP measures may be discussed in today’s presentation.  Management believes that discussion of these measures provides investors with additional insight into the ongoing operations of Nalco Holding Company.  Non-GAAP measures are reconciled to the closest GAAP measure in to determine compliance with the Company’s debt covenants.  Free Cash Flow is defined as Cash from Operations less Capital Expenditures and
Minority Interest charges.  In addition, Nalco may discuss sales growth in terms of nominal (actual), organic (nominal less foreign currency and acquisition/divestiture/merger/joint venture impacts), and real (organic growth less that portion of the growth which consists of price increases that simply pass along higher raw and purchased material costs).  The non-GAAP measures should not be viewed as an alternative to GAAP measures of performance.  Furthermore, these measures may not be consistent with similar measures provided by other companies.
schedules attached to our earnings releases,  which may be found at www,nalco.com . Adjusted EBITDA is a non-GAAP measure used

3 Agenda • What Nalco Does • Launch of 3D TRASAR ® Technology for Boilers – Substantial environmental impact gains with strong economic value as well • Quick Recap of Nalco and 2009 Strategy

Nalco solves critical natural resource issues
(water, oil & gas, air, earth products)
Essential Expertise for Water, Energy and Air
Essential
Our programs keep operations running
and the lights on – sometimes literally
Surface
Water
Clarifier
Feedwater
Treatment
Boiler
Process
Cooling
Towers
Wastewater
Treatment
Finished Products
Essential
to the
environment
Essential to
customer
profitability
SM

Essential Expertise for Water, Energy and Air
Expertise
R&D/Innovation Expertise
• $1.1B in 2008 sales generated from
products introduced in prior five years
500 researchers, including >200 PhDs
2000+ patents
$74 million spend in 2008 (12% increase)
• Leading Water Treatment Technology Capability
• New state-of-the-art Ultra Deepwater lab
• 2009 opening for Air Pollution Control lab
• Portfolio now refocused on breakthrough developments
Industry/Application Expertise
•
7,000+ sales engineers/service technicians
50% or more of first year in training
Experienced teams -- U.S. average 9 years
District Managers average 15 years at Nalco
• Accelerated training & certification
in high-growth markets
(Deepwater, Downstream, China Water, etc.)
• Global Expertise Centers share best practice knowledge
• Knowledge Management System connects >130 countries
SM

Quality
Scarcity (recycling & reuse)
Energy efficiency (heat transfer)
Wastewater requirements and
enforcement
Reservoir efficiency (EOR)
Hard-to-reach oil (deep/ultra deep)
Opportunity crudes
Produced water purification
New energy
Sulfur and nitrogen oxides,
mercury, particulates
Combustion efficiency
Greenhouse gases
Indoor Air Quality
Essential Expertise for Water, Energy and Air
for Water,
Energy
and Air
Resource Issue
Opportunity
for Nalco
SM

• Sustain Base Real Growth 3-4%
• Strengthen Key Geographies
– BRIC+ 2%+
– EAME .5%+
• New Technology Platforms/Business
models: (Water, Energy, Air)
– Water - Automation Build-Out .5%+
– Energy - Enhanced Oil Recovery .3%+
– Air - Nalco Mobotec .5%+
– M&A .5%+
Positioning Clearly Fits with Growth Strategy
Total Added Growth Potential 4%+
* Real growth is defined as organic growth less the impact of sizable cost-
driven price swings. Organic growth excludes FX and M&A impacts.
Expected Real Growth by 2011    6-8%
2008 Progress
>20% Nominal
1.7% Organic
40% growth
New platform
>75% growth
4 small deals

MVA $/ person
3500 3000 2500 2000 1500 1000
35
30
25
20
15
10
5
0
United States
Japan
South Korea
Czech Republic
Brazil
India
Germany
Sweden
Austria
Taiwan
Hungary
Argentina
China
Mexico
Russia
Australia
United Kingdom
France
Italy
Belgium
Indonesia
In developing countries, water treatment spend grows
faster than GDP or Industrial Production
Modernization
drives per-
person water
treatment
increase.
Add to high
industrial
growth rates
for Nalco
opportunity
Sources: Freedonia “World Water Treatment Products”, March 2006.  Data correlation corrected for scaling differences from logarithmic chart presented by Freedonia
Netherlands
MVA is Manufacturing
Value Added
Spain
Scatterplot of water Treatments $/person vs MVA $/person

Agenda
• What Nalco Does
• Official Launch of 3D TRASAR Automation
Technology for Boilers
– Substantial environmental impact gains with strong
economic value as well
• Quick Recap of Nalco and 2009 Strategy

NALCO

3D TRASAR technology
PRESIDENTIAL
GREEN CHEMISTRY
CHALLENGE AWARD
WINNER

Water Automation Platform is Key Growth Driver
• 3D TRASAR
®
Automation
Technology for Cooling Water
– 8,500+ units sold, 40% above
year-ago levels. About 40%
to new customers.
– Expect to speed growth
outside North America, and with
smaller customers everywhere.
• Platform extended to RO Membrane automation.
• Further automation extensions planned for process applications.
3D TRASAR Technology for Cooling Water
saved 63 billion gallons of water in 2008:
Enough water to support 13 million people for a year

New Clean Technology Launch
Today, we are launching 3D TRASAR
®
Automation Technology for Boilers
Added environmental benefits:
• Incremental control improvement from adding automation
for just 2,500 mid-sized current customers saves an
additional 10 trillion BTUs in annual energy use beyond
current program benefits
• Additional air pollution and greenhouse gas reductions as
fossil fuel use is reduced
• Water use reduction
Economic benefits to customers:
• Substantial energy, water and maintenance savings
•
existing customer incremental ROI expected >300%
•
ROI for new customers is far greater as base
performance levels are also improved
• Greater operational consistency through automated control
• Minimized production waste
• Superior asset protection requiring less maintenance and
fewer capital expenditures
Detect
Determine
Deliver

Non-Fuel O&M includes...
– Operating labor
– Water
– Maintenance and repair labor
and parts
– Water treatment chemistry
and service
Fuel
65%
Non-
Fuel
O&M
35%
Fuel is Often Largest Cost of Operating a Boiler
Energy Efficiency Critical to Boiler Platform
Improving heat transfer
efficiency through water
treatment drives fuel savings
and water, labor, maintenance
and other cost reductions.
Preserving capital assets is also
key value source.
Typical cost breakdown for mid-sized
manufacturing operation

Agenda
• What Nalco Does
• Official Launch of 3D TRASAR Automation
Technology for Boilers
– Substantial environmental impact gains with strong
economic value as well
• Quick Recap of Nalco and 2009 Strategy

• Cooling water treatment
– Scale control, microbial
fouling, corrosion control
• Boiling water treatment
– Pre-treatment, condensate
control, internal treatment
• Raw and wastewater treatment
• Mining and mineral process
aids
• Other water- and air-based
process applications
• Air emission control and
combustion efficiency
$7.5 billion global market
(1)(2)
#1 Market Position
18% Market Share
(3)
$1,506 million
$777 million
$1,813 million
A Service Company
Water Services Water Services
5 5
2008
Market
Positions
Products and
Services
2008 Net
Sales
(4)
• Flow assurance
• Oil/water separation
• Heavy crude desalting
• Monomer inhibitors
• Anti-oxidants
• Fuel and lubricant additives
• Boiler, cooling water, raw
water and wastewater
applications
• Combustion efficiency and air
emission control
$4.8 billion global market
(2)
#1 Market Position
32% Market Share
Paper Services Paper Services
5 5
• Digester Additives
• Defoamers & Wash Aids
• De-Inking Chemicals
• Felt Cleaners
• Coating Additives
• Boiler, cooling water, raw
water and wastewater
applications
• Combustion efficiency and air
emission control
$8.5 billion global market
(2)
#3 Market Position
9% Market Share
Energy Services Energy Services
Limited
economic
sensitivity
(1) Approximate market size based on internal estimates and industry publications and surveys.
(2) Represents the water treatment and services markets, which accounted for approximately 72% of our Industrial and Institutional Services (I&IS) segment’s net sales in 2008.
(3) Market share calculations include end-market allocations from an all-inclusive Emerging Market business unit within I&IS. Some chemical business and associated  market size transferred from I&IS to Energy Services in 2008.
(4) Segment net sales exclude approximately $116 million of sales reflected in our Other segment, including our sales through an Integrated Channels group.
(5) Managed internally as Water and Process Services Division.  Separate segment reporting being maintained.

1. Improve Safety
2. Gain Step Change in Productivity
3. Generate Focused, Profitable Growth
4. Improve Cash Flows
5. Strengthen Future through improvements in
customer service, technology pipeline,
employee engagement and brand
Five Priorities in 2009
Great success in 2008 against priorities we
established, but need greater emphasis on
productivity and cash flow going forward.

Key Changes in Emphasis for 2009
• Headcount Control – Will continue to add in high-growth markets, but will do so entirely through redeployment.  Total net reductions in 2009.
• Productivity/Cost Savings – Expect to at least meet $100MM cost savings target in 2009.  Previous target was $75MM annual savings.
• Pricing – Despite positive gains in Q4, 2008 total price increases of
$159MM trailed $170MM product and freight cost hikes.  Need price to hold as costs drop to close gap and begin to restore margins.
• Cash Flow – Committed to deliver ahead of 2008 $140MM Free Cash
Flow by reducing inventories and tightly managing receivables.
• Deleveraging – Expect some debt level reduction ahead of late 2010 refinancing requirements.
• Be Flexible – Adapt to very difficult economic conditions in Europe and Asia.
2009 efforts balance productivity and focused growth.  Key changes:

Investment Highlights
• Leading Market Positions
• Integrated, Innovative Technology,
Sales and Service Model
• Unmatched Global Presence
• Significant Top-line Growth Potential
• World Class Selling and Service Team
• Strong Free Cash Flows
• Continued Cost Saving Opportunities
• Deep Management Team
Nalco is a Service Company with:
Financial Targets :
6-8% Real Revenue Growth by 2011
EBITDA Growth Targets:
2009 – Environment Dependent
Mid-term – High single digits
Longer-term – Double-digits
Significant EPS Growth

18 Appendix

More than Twice the Size of Nearest Competitor
Nalco has a sizable scale advantage across the $21 billion water and water-related services and chemicals market space*
* Note: Uses 2008 sales and market size data in share chart.  Excludes equipment, municipal, air pollution control and process chemical and service sales in the I&IS and Other segment, which collectively were more than $540 million in sales for Nalco in 2008. Includes relevant industrial sales reported in our Other segment. Reflects management estimates of 2008 sales in relevant competing markets, based on published data and management estimates. BASF agreement to acquire Ciba is pending.
17.6%
6.9%
6.7%
4.7%
4.3%
3.4%
2.1%
1.9%
1.5%
1.3%
1.3%
1.2%
47.0%
Nalco
Baker Petrolite
Ashland/Hercules
GE Water
Ciba
Kemira
Kurita
Champion
Buckman
BASF
EKA
Danaher (Chemtreat)
All Other

Growing Revenue and EBITDA
Nalco is a consistently growing performer with a service-annuity model
$2,430
$3,033
$1,574
$1,434
$1,304
$1,215
$1,247
$1,292
$1,287
$1,164
$1,013
$899
$843
$738
$2,367
$2,767
$2,644 $2,620
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
$161
$176
$195
$227
$264
$306 $306
$289 $290
$312
$346
$342
$433
$466
$458
$517 $528
$585
19.1%
19.6%
17.5%
19.2%
18.3%
21.8%
20.9%
21.7%
22.4%
22.6%
23.8% 23.7%
23.2%
23.9% 23.9%
24.1%
21.7%
$0
$100
$200
$300
$400
$500
$600
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003
0%
5%
10%
15%
20%
25%
30%
Revenue
Suez acquired Nalco and merged Nalco
with Calgon and Aquazur in 1999
Adjusted EBITDA and EBITDA Margins
Note:   1987- ‘98 based on Nalco Chemical Co. public filings.  1999 and 2000 based on unaudited Suez reported results.
2003 data excludes $30 million in pro forma cost savings
2004
19.3%
2005
$3,312
$603
18.2%
+11%
+3%
+9%
+10%
Private equity purchase of Nalco
$3,603
+9%
2006
2005 2006
$680
18.9%
+13%
$3,912
+9%
2007
2007
$730
18.7%
+7%
$4,212
+8%
2008
2008
$732
17.4%
Up 3.7% excl.
synfuels
$3,500
$4,000
$700

Unmatched, Diverse Global Presence
Latin America
2008 Sales               $411mm
Employees 1,680
Plants 6
North America
2008 Sales             $2,028mm
Employees 4,790
Plants 18
Europe, Africa & Middle East
2008 Sales $1,154mm
Employees 3,015
Plants 11
Asia/Pacific
2008 Sales   $619mm
Employees        2,285
Plants 13
Countries of
Operation
Plant
70,000+ Customers
7,000+ Sales and Service Professionals
Largest Customer = <3% of sales
Of Top 20 Customers, 19 with Nalco >10 years

• Made debt payments of more than $600 million
(1).
Optional deleveraging an
increasingly important expected use of cash.
• Initiated dividend payment in 2007 (~$20 million annual cash use)
• Share repurchase program of $300 million authorized by Board.  9.5 million shares repurchased since mid-2007 authorization.  $89 million remaining on authorization.
Strong Cash Generating Ability
Traditional Metrics Understate Nalco’s Cash-Generating Capabilities.
Recommend Investors Compare Cash PE, EV/(EBITDA-CapEx)
and FCF Yield to Understand Nalco as a Cash-Generating Business.
12/31/03 12/31/03
($ in millions)
Cash & Cash Equivalents 100 $        31 $
Total Debt 3,765
(2)
3,267
Net Debt
3,665
(2)
3,236
LTM Adjusted EBITDA 528 $
(3)
603 $
Total Net Debt / LTM EBITDA 6.9x 5.4x
12/31/05 12/31/05 12/31/06 12/31/06
37 $
3,189
3,152
680 $
4.6x
12/31/04 12/31/04
33 $
3,442
3,409
585 $
5.8x
Free Cash Flow $119.6 $183.5 $139.9
Year-end Free Cash Flow Yield
(4)
4.6% 6.1%
12/31/07 12/31/07
120 $
3,324
3,204
730 $
4.4x
$200.6
5.8%
12/31/08 12/31/08
62 $
3,223
3,162
732 $
4.3x
$142.0
8.9%
(1) Includes $164mm of 9.0% senior discount notes redeemed in conjunction with IPO.
(2) Includes senior discount note debt issued January 2004.
(3) Excludes $30mm pro forma future cost savings.
(4) Calculated using year-end closing stock price, 4 quarter average diluted shares outstanding and full-year Free Cash Flow.  Not calculated in 2004 because Initial Public Offering launched during middle of fourth quarter, distorting average shares outstanding.
th